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                                                                 Exhibit 99.h.43


                     Nicholas-Applegate Institutional Funds
                          600 West Broadway, 30th Floor
                           San Diego, California 92101


                               November ___, 2005


Nicholas-Applegate Capital Management
600 West Broadway, 29th Floor
San Diego, California 92101


Ladies and Gentlemen:

     This will confirm our agreement that Schedules to the Administrative Services Agreement between us dated November 8, 2002 is hereby amended. The full list of Funds covered by the Agreement and the fees payable with respect to each such Fund shall be as set forth on Exhibits A and B hereto.

     In all other respects, the Administrative Services Agreement will remain in full force and effect. Please sign this letter below to confirm your agreement with this amendment.

                                            Very truly yours,



                                            Deborah A. Wussow
                                            Assistant Secretary

AGREED:
Nicholas-Applegate Capital Management


By:
    --------------------------------
      Charles H. Field, Jr.
      General Counsel

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                                   SCHEDULE A

                               LIST OF PORTFOLIOS

U.S. Large Cap Select Growth Fund

U.S. Large Cap Value Fund

U.S. Systematic SMID Growth Fund

U.S.  Emerging Growth Fund

U.S. Mini Cap Growth Fund

U.S. High Yield Bond Fund

U.S. Convertible Fund

U.S. Small Cap Value Fund

International Growth Fund

International Growth Opportunities Fund

Global Select Fund

International Systematic Fund

International All-Cap Growth Fund

Emerging Markets Opportunities Fund

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                                   SCHEDULE B

                                  FEE SCHEDULE

              FUND                        SHARE CLASS                 FEE
U.S. Systematic Large Cap Growth               I                      0.15%
U.S. Systematic Large Cap Growth              II                      0.10%
U.S. Systematic Large Cap Growth              III                     0.05%
U.S. Systematic Large Cap Growth              IV                      0.00%
U.S. Systematic Large Cap Growth               R                      0.15%
U.S. Large Cap Value                           I                      0.12%
U.S. Large Cap Value                          II                      0.07%
U.S. Large Cap Value                          III                     0.02%
U.S. Large Cap Value                          IV                      0.00%
U.S. Large Cap Value                           R                      0.12%
U.S. Systematic SMID Growth                    I                      0.10%
U.S. Systematic SMID Growth                   II                      0.05%
U.S. Systematic SMID Growth                   III                     0.02%
U.S. Systematic SMID Growth                   IV                      0.00%
U.S. Emerging Growth                           I                      0.12%
U.S. Emerging Growth                           R                      0.12%
U.S. Mini Cap Growth                           I                      0.12%
U.S. Mini Cap Growth                          III                     0.05%
U.S. High Yield Bond                           I                      0.10%
U.S. High Yield Bond                          II                      0.05%
U.S. High Yield Bond                          III                     0.02%
U.S. High Yield Bond                          IV                      0.00%
U.S. High Yield Bond                           R                      0.10%
U.S. Convertible                               I                      0.10%
U.S. Convertible                              II                      0.05%
U.S. Convertible                              III                     0.02%
U.S. Convertible                              IV                      0.00%
U.S. Small Cap Value                           I                      0.12%
U.S. Small Cap Value                          II                      0.07%
International Growth                           I                      0.25%
International Growth                          II                      0.17%
International Growth                          III                     0.12%
International Growth                          IV                      0.05%
International Growth                           V                      0.00%
International Growth                           R                      0.25%
International Growth Opportunities             I                      0.15%
International Growth Opportunities            II                      0.07%
International Growth Opportunities            III                     0.05%
International Growth Opportunities            IV                      0.02%

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
International Growth Opportunities             V                      0.00%
International All-Cap Growth                   I
International All-Cap Growth                  II
International All-Cap Growth                  III
International All-Cap Growth                  IV
International All-Cap Growth                   R
Global Select                                  I                      0.08%
Global Select                                 II                      0.05%
Global Select                                 III                     0.03%
Global Select                                 IV                      0.00%
Global Select                                  R                      0.08%
International Systematic                       I                      0.17%
International Systematic                      II                      0.10%
International Systematic                      III                     0.05%
International Systematic                      IV                      0.00%
International Systematic                       R                      0.17%
Emerging Markets Opportunities                 I                      0.20%
Emerging Markets Opportunities                II                      0.12%
Emerging Markets Opportunities                III                     0.05%
Emerging Markets Opportunities                IV                      0.00%
Emerging Markets Opportunities                 R                      0.20%